UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

PGI INCORPORATED
(Exact name of registrant as specified in its charter)

Florida	1-6471	59-0867735
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

212 South Central, St. Louis, MO	63105
(Address of principal executive offices)	(Zip Code)

(314) 512-8650
(Registrant’s telephone number, including area code)

_______________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Independent Audit Firm Declines to Stand for Re-engagement Following Fiscal 2018 Audit

PGI Incorporated (the “Company”) received confirmation on November 30, 2018 that BKD LLP (“BKD”), the Company’s independent registered public accounting firm since 2001, declined to stand for re-engagement as the Company’s independent registered public accounting firm. Such declination shall become effective on the date in 2019 that the Company files its Annual Report on Form 10-K for its fiscal year ended December 31, 2018 (“Fiscal 2018”).

The Board of Directors of the Company is in the process of conducting a search to determine the Company’s independent registered public accounting firm for the period subsequent to the Company’s Fiscal 2018.

The report of BKD on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 contained a modification related to the uncertainty surrounding the Company’s ability to continue as a going concern. The report for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion and was not qualified or otherwise modified as to audit scope or accounting principles.

During the Company’s two most recent fiscal years, which ended December 31, 2017 and December 31, 2016, and the subsequent interim period through December 6, 2018. (i) there were no “disagreements” (within the meaning as set forth in Item 304(a)(1)(iv) of Regulation S-K) with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BKD’s satisfaction, would have caused BKD to make reference to the subject matter of the disagreements in their reports on the Company’s consolidated financial statements for such years; and (ii) there were no “reportable events” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K).

The Company provided a copy of the foregoing disclosures to BKD and requested that BKD furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BKD agreed with the above statements and, if not, stating the respects in which it did not agree. A copy of BKD’s letter, dated December 6, 2018 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)
The following documents are filed with this Report:

Exhibit No.	Description of Exhibit
16.1	Letter from BKD, LLP dated December 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGI INCORPORATED

Date: December 6, 2018	By:	/s/ Andrew S. Love
Andrew S. Love Chairman of the Board and Secretary